SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

____________

FORM 8-K/A

Amendment No. 1 to

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 26, 2004

Cousins Properties Incorporated

(Exact name of registrant as specified in its charter)

Georgia

(State or other jurisdiction of incorporation)

0-3576

(Commission File Number)

58-0869052

(IRS Employer Identification Number)

2500 Windy Ridge Parkway, Atlanta, Georgia 30339-5683

(Address of principal executive offices)

Registrant’s telephone number, including area code: (770) 955-2200

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Item 7.     Financial Statements, Pro Forma Financial Information and Exhibits

      (c)   Exhibits:

Exhibit Number	Description
99.1*	Cousins Properties Incorporated Press Release dated January 26, 2004.

99.2*	Cousins Properties Incorporated Quarterly Supplemental Information for the Quarter Ended December 31, 2003.

99.3	Corrected schedule of “Square Feet Expiring” to Cousins Properties Incorporated Quarterly Supplemental Information for the Quarter Ended December 31, 2003.

*	Previously filed by Cousins Properties Incorporated in its Report on Form 8-K filed with the Securities & Exchange Commission on January 26, 2004.

Item 12.     Results of Operations and Financial Condition

      On January 26, 2004, Cousins Properties Incorporated (the “Company”) issued a press release containing information about the Company’s financial condition and results of operations for the quarter and year ended December 31, 2003. A copy of the Company’s press release was furnished as Exhibit 99.1 to a Current Report on Form 8-K filed by the Company on January 26, 2004. A copy of the Company’s Quarterly Supplemental Information was furnished as Exhibit 99.2 to the same Current Report on Form 8-K.

      This Amendment No. 1 to Current Report on Form 8-K/A amends the Report on Form 8-K filed by the Company on January 26, 2004 to correct typographical errors in the “% of Leased Space” line on the Office and Medical Office pages of the schedule entitled “Square Feet Expiring.” The typographical errors were as follows:

	Previously
	Filed	Corrected
Office:

2004
Joint Venture:
% of Leased Space	26%	6%
Total (including Company’s
Share of Joint Venture Properties):
% of Leased Space	5%	6%

Medical Office:

2010
Consolidated:
% of Leased Space	5%	4%
2007
Joint Venture:
% of Leased Space	18%	17%
2009
Total (including Company’s
Share of Joint Venture Properties):
% of Leased Space	23%	22%

The corrected “Square Feet Expiring” schedule is attached hereto as Exhibit 99.3 to this Amendment No. 1 to Current Report on Form 8-K/A.

      The information contained in this Amendment No. 1 to Current Report on Form 8-K/A, including exhibits, shall not be deemed “filed” with the Commission nor incorporated by reference in any registration statement filed by the Company under the Securities Act of 1933, as amended.

SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 27, 2004	COUSINS PROPERTIES INCORPORATED

By: /s/ Tom G. Charlesworth Tom G. Charlesworth Executive Vice President, Chief Financial Officer and Chief Investment Officer (Duly Authorized Officer and Principal Financial Officer)